T. Rowe Price International Bond Fund

Supplement to Prospectus and Summary Prospectus Dated May 1, 2018

On March 5, 2018, the fund’s Board of Directors approved a proposed amendment to the fund’s investment objective. The change is subject to shareholder approval at a special shareholder meeting scheduled for July 25, 2018. Proxy materials describing the proposed investment objective change and the rationale for the proposal are expected to begin mailing to shareholders on May 11, 2018. All fund shareholders who held shares at the close of business on April 26, 2018, are eligible to vote on the proposal.

The fund’s current investment objective is as follows:

“The fund seeks to provide high current income and capital appreciation by investing primarily in high-quality, nondollar-denominated bonds outside the U.S.”

The Board proposes that the fund’s investment objective be changed to the following:

“The fund seeks to provide current income and capital appreciation.”

No material changes are anticipated to the fund’s current investment program or to the fund’s overall risk profile as a result of these changes. However, the Board believes that it is in the interests of the fund’s shareholders to approve a more general investment objective to allow the fund greater long-term flexibility to execute its investment program. Although there will be no material changes to the fund’s investment program, if shareholders approve the proposed investment objective, the fund’s policy of investing at least 65% of its net assets in non-U.S. dollar-denominated foreign bonds that are rated investment grade will be eliminated because other policies overlap with, and are more restrictive than, this policy.

If the proposed amendment to the fund’s investment objective is approved by shareholders, it is expected to become effective on or about August 1, 2018.

The date of this supplement is May 1, 2018.

F76-042 5/1/2018